SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2008

HOSTING SITE NETWORK INC.
(Exact name of registrant as specified in its charter)

Delaware	33-73004	13-4122844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Poplar Place Fanwood, New Jersey	07023
(Address of principal executive offices)	(Zip Code)

(973) 652-6333
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On each of January 29, 2008 and February 13, 2008 we sold 500,000 shares of our common stock at a price of $0.02 per share or $10,000. In each instance, the shares were sold to a single subscriber. The shares were sold in reliance on Section 4(2) of the Securities Act of 1933, as amended, since the foregoing sales did not involve a public offering, each of the recipients had access to information that would be included in a registration statement, each of the recipients bought the shares for investment and not resale, and we took appropriate measures to restrict resale.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 29, 2008 Matthew Sebal resigned his position as our Secretary and as one of our Directors. His resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices. After accepting Mr. Sebal’s resignation, on the same date, we appointed Jim Cassina to the vacated Secretary and Director positions. Mr. Cassina has extensive managerial and financial experience with both public and private entities.

From June 8, 2005 until February 5, 2008 Mr. Cassina served as President of OSE Corp., an Ontario, Canada based oil and gas company (Toronto Venture Exchange “OSE”) and he has been a Director of OSE Corp. since June 8, 2005. From September 8, 2005 to the present he has served as a Director of GEOCAN Energy Inc. (Toronto Stock Exchange “GCA”), a Calgary, Canada based oil and gas company. From June 30, 2005 until September 8, 2005 he served as a Director for Assure Energy Corp., a Calgary, Canada based oil and gas company (OTCBB: “ASUR”). From July 1998 to June 30, 2002 Mr. Cassina served as the President and CEO of EnerNorth Industries Inc. (AMEX: ENY), an Ontario, Canada based oil and gas company and as a Director of EnerNorth from September 1999 until March 2008. From July 1, 2002 until March 2008 he was the Chairman of EnerNorth. From October 12, 2000 to the present Mr. Cassina has served as the President, a Director and principal shareholder of Bonanza Blue Corp. Since February 1995, Mr. Cassina has been President, Director and principal shareholder of 1118836 Ontario Inc. Since March 2007 he serves as a Director and principal shareholder of Limestone Properties Inc. a private holding company, and Core Energy Enterprises Inc., a private energy related company, among other private investment companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTING SITE NETWORK INC.

Dated: March 10, 2008	By:	/s/ Scott Vicari
Name: Scott Vicari
Title: President